UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

 ____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 11, 2016	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

 (Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road Pine Mountain, GA 31822
(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 11, 2016, Parks! America, Inc. (the “Company”) issued a news release (the “News Release”) reporting information regarding its results of operations for the three months and six months ended April 3, 2016 and its financial condition as of April 3, 2016. A copy of the News Release is attached as Exhibit 99.1 to this Report on Form 8-K.

The information in the News Release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the News Release shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired:

Not applicable.

(b)

Pro forma financial information:

Not applicable.

(c)

Shell company transactions:

Not applicable.

(d)

Exhibits:

Exhibit No.	Description of Exhibit
99.1	News release issued by Parks! America, Inc. on May 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2016

PARKS! AMERICA, INC.

By:  /s/ Todd R. White

Name: Todd R. White

Title:   Chief Financial Officer